                                                                Exhibit 10.2 (b)


                                 Averstar, Inc.
                              Apollo Holding, Inc.
                               Intermetrics, Inc.
                              Pacer Infotec, Inc.
                                23 Fourth Avenue
                        Burlington, Massachusetts  01803


                                                        March 18, 1999


To each of the holders of the Securities issued pursuant to (and as defined in) the Securities Purchase Agreements referred to below

Ladies and Gentlemen:

     1.   General.  Reference is hereby made to those certain Amended and
          -------
Restated Securities Purchase Agreements dated February 27, 1998 among Averstar, Inc., Apollo Holding, Inc., Intermetrics, Inc., Pacer Infotec, Inc. and the institutional investors named therein (as amended, modified and supplemented from time to time, the "Securities Purchase Agreements"). Prior to the date hereof, each of Apollo Holding, Inc., Intermetrics, Inc. and Pacer Infotec, Inc. was merged with and into Averstar, Inc. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

     2.   Contemporaneous Transactions.
          ----------------------------

          (a) The Holding Company has informed you of the acquisition by the Holding Company of all of the issued and outstanding capital stock of Computer Based Systems, Inc. ("CBSI") pursuant to the terms of that certain Agreement and Plan of Merger dated as of January 31, 1999 (the "CBSI Acquisition Agreement") by and among the Holding Company, Averstar Acquisition, Inc., a Virginia corporation ("AAI"), CBSI and the stockholders party thereto, pursuant to which AAI will be merged with and into CBSI (the "CBSI Merger"), with CBSI being the surviving corporation and thereby becoming a Wholly-Owned Subsidiary of the Holding Company. The Holding Company has provided you with true, correct and complete copies of the CBSI Acquisition Agreement and all related agreements, documents and instruments (the "CBSI Acquisition Documents").

          (b) The Holding Company has informed you of the execution and delivery of that certain Business Loan and Security Agreement dated as of March 18, 1999 (the "First Union Loan Agreement") by and among First Union Commercial Corporation, individually and as agent, State Street Bank & Trust Company, N.A., Crestar Bank, Massachusetts Mutual Life Insurance Company, the Holding Company, CBSI, Computing Applications Software Technologies, Inc. ("CAST"), Intermetrics Securities, Inc. ("ISI") and Intermetrics International, Inc. ("III"), pursuant to which the Holding Company has established a $75,000,000 credit facility (the "Senior Loan Facility") consisting of (i) a $30,000,000 five year senior secured revolving credit
                    -
     facility, including a $5,000,000 letter of credit sub-facility thereunder,
     (ii) a $2,000,000 senior secured swing line facility, (iii) a $15,000,000
      --                                                    ---
     five year senior secured term loan facility and (iv) a $30,000,000 six year
                                                      --
     senior secured term loan facility. The Holding Company has provided you with true, correct and complete copies of the First Union Loan Agreements and all related agreements, documents and instruments (the "First Union Loan Documents").

          (c) On this day, (i) the CBSI Merger has become effective, (ii) the
                            -                                         --
     Closing (as defined in the First Union Loan Agreement) has occurred, (iii)
                                                                           ---
     the proceeds of the loans made under the First Union Loan Agreement have been used to, among other things, prepay in full the outstanding principal amount of, and all accrued interest on, the Senior Term Notes, Senior Revolving Credit Notes and Senior Bridge Notes and (iv) the Total Revolving
                                                         --
     Commitment has been terminated.

     3.   Extension of Maturity.  The Holding Company hereby requests and, by
          ---------------------
their signatures hereto, each of the holders of the Subordinated Notes hereby agree to, an extension of the scheduled maturity date of the Subordinated Notes from August 31, 2002 to June 17, 2005. In order to further evidence the foregoing, the Holding Company and each of such holders agree that each of the Subordinated Notes shall have affixed to it an allonge in the form of Exhibit 3
                                                                      ---------
attached hereto.

     4.   Amendments to Securities Purchase Agreements.
          --------------------------------------------

          (a) The definition of the term "Superior Indebtedness" appearing in section 10.1 of the Securities Purchase Agreements is hereby amended to read in its entirety as follows:

               "(d)  "Superior Indebtedness" shall mean the principal amount of
                      -------- ------------
          the Indebtedness evidenced by the Senior Bank Documents (or of any Indebtedness incurred in compliance with section 14.5 to refinance the Senior Bank Documents), together with any interest (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any

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

          other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), premium and any other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor of the Indebtedness under the Senior Bank Documents (or of any Indebtedness incurred in compliance with section 14.5 to refinance such Indebtedness), provided that (a)
                                                             --------       -
          Superior Indebtedness must arise under the Senior Bank Agreement (or under any agreement executed in connection with any extension, refinancing, refunding or renewal thereof effected in compliance with the Securities Purchase Agreements) and (b) the aggregate outstanding
                                                   -
          principal amount of Superior Indebtedness, including, without limitation, all amounts due (contingently or otherwise) in respect of reimbursement obligations under letters of credit or similar instruments (and all related reimbursement agreements) does not exceed $87,000,000 minus the sum (without duplication of amounts) of (i) the
                      -----                                              -
          aggregate amount of all scheduled principal payments made thereon from time to time (other than any principal payment made under the revolving credit facility established under the Senior Bank Agreement (or under any agreement executed in connection with any extension, refinancing, refunding or renewal thereof) which may be reborrowed under such facility) and (ii) the aggregate amount of any reductions
                                    --
          in the principal amount of the commitments under such revolving credit facility."

          (b) Section 10.2(b) of the Securities Purchase Agreements is hereby amended to read in its entirety as follows:

                    "(b)  For so long as any Superior Indebtedness shall be
               outstanding under the Senior Bank Documents or any commitment to lend thereunder remains in effect, neither this section 10 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, or any other amount (including any fee or expense) due thereon, shall be amended without the prior written consent of the Required Lenders (as such term is defined in the Senior Bank Agreement)."

          (c) Section 10.4(a)(ii)(D) of the Securities Purchase Agreements is hereby amended to delete the phrase "120 days" appearing therein and insert the phrase "180 days" in place thereof.

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

          (d) Section 10.13(c)(ii) of the Securities Purchase Agreements is hereby amended to delete the phrase "60 days" appearing therein and insert the phrase "90 days" in place thereof.

          (e) Section 15.1 of the Securities Purchase Agreements is hereby amended to insert the following definitions in appropriate alphabetical order:

               "Senior Bank Agreement" shall mean that certain Business Loan and
                ------ ---- ---------
          Security Agreement dated as of March __, 1999 by and among First Union Commercial Corporation, individually and as agent, State Street Bank & Trust Company, N.A., Crestar Bank, Massachusetts Mutual Life Insurance Company, the Holding Company, Computer Based Systems, Inc., Computing Applications Software Technologies, Inc, Intermetrics Securities, Inc. and Intermetrics International, Inc., as the same may be amended from time to time.

               "Senior Bank Documents" shall mean the Senior Bank Agreement and
                ------ ---- ---------
          all related agreements, documents and instruments.

     5.   Security Documents; Further Assurances.  After giving effect to the
          --------------------------------------
CBSI Merger and the closing under the First Union Loan Agreement, the only Subsidiaries of the Holding Company shall be CBSI, CAST, ISI and III. Not later than April 30, 1999 the Holding Company will execute and deliver, or will cause to be executed and delivered, such Security Documents and will take all such other actions as any holder of any of the Subordinated Notes may reasonably request for the purpose of implementing or effectuating the provisions of the Operative Documents, including, without limitation, the execution and delivery of Note Guarantees and Security Agreements (in substantially the forms attached to the Securities Purchase Agreements) by CBSI and the filing of related financing statements.

     6.   Ratification; No Defaults, etc.
          -------------------------------

          (a) The Holding Company represents and warrants that the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof as if made on such date (except to the extent affected by the consummation of transactions permitted by the Securities Purchase Agreements) and that, after giving effect to the provisions of this letter agreement, no Default or Event of Default exists.

          (b) The Holding Company ratifies and confirms the Securities Purchase Agreements (as amended hereby) and each of the other Operative Documents (as amended hereby) to which it is a party (including as a successor to Apollo, Intermetrics and Pacer) and agrees that each such agreement, document and instrument is in full force

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

     and effect, that its obligations thereunder and under this letter agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

          (c) The Holding Company agrees that (i) if any default shall be made
                                               -
     in the performance or observation of any covenant, agreement or condition contained herein or (ii) if any representation or warranty made by it
                          --
     herein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Securities shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Holding Company further agrees that this letter agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the Operative Documents shall include this letter agreement.

     7.   Reimbursement of Expenses.  Without limiting the generality of any
          -------------------------
other provision of the Operative Documents, the Holding Company shall pay all fees, expenses and disbursements incurred by you at or prior to the execution hereof in connection with the transactions contemplated hereby, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

     8.   Successors and Assigns.  This letter agreement shall be binding on and
          ----------------------
shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

     9.   Miscellaneous.  The headings in this letter agreement are for purposes
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of reference only and shall not limit or otherwise affect the meaning hereof.
This letter agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this letter agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This letter agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.


           [The remainder of this page is intentionally left blank.]

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

     If you are in agreement with the foregoing, please sign in the space indicated below.


                                    Very truly yours,

                                    AVERSTAR, INC.



                                    By _____________________________________
                                                                     (Title)



Acknowledged and agreed as of the date
first above written.

MASSACHUSETTS MUTUAL LIFE
   INSURANCE COMPANY



By ____________________________________
                                (Title)


MASSMUTUAL CORPORATE INVESTORS



By ______________________________________
                                   (Title)

The foregoing is executed on behalf of MassMutual
Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

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

MASSMUTUAL PARTICIPATION INVESTORS



By ______________________________________
                                   (Title)


The foregoing is executed on behalf of MassMutual
Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.


MASSMUTUAL CORPORATE VALUE
   PARTNERS LIMITED

By  Massachusetts Mutual Life Insurance
  Company, as Investment Manager



By ____________________________________________
                                         (Title)

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

                                                                       Exhibit 3
                                                                       ---------


                                    ALLONGE
                                    -------

                              As of March 18, 1999


     Allonge forming a part of each of those certain 13.00% Senior Subordinated Notes dated February 27, 1998 (the "Notes"), made by Averstar, Inc., Apollo Holding, Inc., Intermetrics, Inc., and Pacer Infotec, Inc. in the original aggregate principal amount of $5,000,000. Prior to the date hereof, each of Apollo Holding, Inc., Intermetrics, Inc. and Pacer Infotec, Inc. was merged with and into Averstar, Inc.

     Reference is hereby made to that certain Letter Agreement dated March 18, 1999 (the "Letter Agreement") among the issuers and holders of the Note to which this Allonge is affixed by which, among other things, the scheduled maturity date of such Note was extended to June 17, 2005 and certain changes were made to the terms of subordination applicable such Note. Payments on the Notes and the rights of the holders thereof (including the right to take any enforcement action in respect thereof) are subordinate to the extent specified in the Securities Purchase Agreements pursuant to which the Notes were issued to Superior Indebtedness (as defined in such Securities Purchase Agreements) and to the rights of the holders of such Superior Indebtedness.



                                    AVERSTAR, INC.


                                    By _______________________________________
                                                                       (Title)

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